Exhibit 99

Merrill Lynch 16th Annual Global Branded Consumer Products Conference - New York March 18, 2003

The Dial Corporation This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on management's beliefs, as well as on assumptions made by and information currently available to management and involve various risks and uncertainties, certain of which are beyond the Company's control. The Company's actual results could differ materially from those expressed in any forward looking statements made on behalf of the Company. Safe Harbor

The Dial Corporation The following presentation uses non-GAAP financial measures on pages 11 and 26. Prior to this presentation, we filed an 8-K with the SEC furnishing a copy of this presentation that includes (i) financial measures calculated and presented in accordance with GAAP that are the most directly comparable to the non-GAAP financial measures used in this presentation and (ii) a quantitative reconciliation of the differences between the non-GAAP financial measures used in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP. This 8-K is available on our web site at www.dialcorp.com. Non-GAAP Financial Measures

Dial . . . Third Year Into The Recovery 2000 2001 2002 2000 1.08 1.19 1.28 2000 2001 2002 2000 2001 2002 2000 0.36 0.81 1.22 2000 2001 2002 *From Continuing Operations

Dial Business Franchises 2000 2001 2002 Dial Growth -2.3 -2.3 4.4 Category Growth -0.3 -0.9 0.9 • Dial #1 Brand Soap in Soap Category • Dial #1 Deodorant Bar • Dial #3 Body Wash Vendor • Dial #2 Liquid Hand Soap Note: A.C. Nielsen Food/Drug/Mass +Wal-Mart Category: Soaps, Excluding Wipes, $2.2B

Dial Business Franchises 2000 2001 2002 Purex Growth 10.9 12.3 22 Category Growth 4.8 3.2 2.7 • Purex #2 Brand, Fastest Growing • Purex #1 Value Brand • Purex #2 Liquid, Fastest Growing Liquid Brand Note: A.C. Nielsen Food/Drug/Mass +Wal-Mart Category: Laundry Detergents $4.9B

Dial Business Franchises 2000 2001 2002 Renuzit Growth 4.2 2 3.7 Category Growth 6.2 1.9 4.4 • Renuzit #2 Brand • Renuzit Adjustables #1 Air Freshener Item Note: A.C. Nielsen Food/Drug/Mass +Wal-Mart Category: Air Fresheners, Excluding Auto, $1.3B

Dial Business Franchises 2000 2001 2002 Armour -0.9 3.8 8 Category Growth -1.1 -4.4 2.3 • Armour #2 Brand, Fastest Growing • Armour #1 Item In Vienna Segment Note: A.C. Nielsen Food/Drug/Mass +Wal-Mart Category: Canned Meats $1.3B

Recent Performance 2002

DL Outperformed Peers Dial +18.8% Church & Dwight +14.3% Procter & Gamble +8.6% Clorox +4.3% Gillette -9.1% Colgate -9.2% DL Outperformed Broader Market DJIA -16.8% S&P 500 -23.4% NASDAQ -31.5% Dial Stock Performance 2002

2002 Results Sales +7.8% Gross Margin +230BP Operating Margin +260BP SG&A 30BP IMPROVEMENT Cash +$191MM INCREASE Market Capitalization +$304MM INCREASE Note: Excludes Argentina and special items.

Dial is now the #2 soap manufacturer, surpassing both P&G and Colgate in 2002 Dial outpaced the soap category by over 4 times in 2002 Deodorant bars - largest soap segment. Dial is #1 Body Wash - fastest growing segment. Dial brands are #3 in volume Liquid Dial - fastest growing hand soap in 2002 Dial gained more soap segment share in 2002 than any other manufacturer Dial Soap Brands - 2002

Purex - #2 brand in volume; 5 share points ahead of the #3 brand Purex - #3 brand in dollars, less than one half share point behind the #2 brand Liquid Purex - #2 Liquid brand in both volume and dollars Purex - 2002

Renuzit - #3 brand in dollars with a 15 share of the $1.3 Billion Air Freshener market Renuzit - #2 brand in unit volume Renuzit Adjustable - #1 Air Freshener in units sold, 4 share points higher than the #2 brand Renuzit - 2002

Armour - number one Vienna sausage and fastest growing brand in canned meat category Dial - #2 manufacturer of canned meats Armour holds the #1 position in three of the eight segments in which it competes Armour - 2002

Brand Power Drives Dial Momentum

Line Extend, Brand Extend

Continually Refresh - Fragrance Focus ?

Dial Strength Is Value Proposition Tone 23¢/oz. Dove & Caress 30¢/oz. Purex 2.8¢/oz. Gain 5.0¢/oz. Tide 6.0¢/oz. Renuzit $2.15 Glade $3.19 Wizard $3.29 Armour 94¢/15 oz. Hormel $1.40/15 oz. *Source: A.C. Nielsen 12-weeks ending 12/28/02.

Value objective - 80% of the cleaning power of leader at half the price Strategy Assure Premium Attributes Two major product improvements in the past four years Distinctive packaging Promote Trial Forefront of fragrance trend Outcome Purex - Building A True Value Brand 1999 2002 Diff. Trial 19.1% 21.3% +12% Loyalty 28.6% 33.9% +19%

Position/Package/Promote to Seize Channel Shift Purex 300 oz. Renuzit 3 Pack Armour 12-Pack 5 oz. Cans Dial 20 oz.

Channel Shift % Increase Top Five Accounts vs. Year-Ago Wal-Mart plus Sam's 25% Fleming / K-Mart 5% Dollar General 32% Family Dollar 24% Target 20% (All Grocery +3%) Dial Shipments 2002

Channel Shift *Data is from Nielsen for 52-weeks ending 12/28/02. **Adjustables +14.3% FDKT, +23.1% Wal-Mart Sales Increase In 2002* ** **

Financial Review

Financial Objectives Unit Sales Growth of approximately 3% Net Income Growth of at least 10% CFROIC in excess of 20% Cash Flow from Operations 10+% of Net Sales V E R C

2002 Performance From Continuing Operations - Pro-Forma Operations ($ millions) (1) Pro-Forma - excludes special items. 2002(1) 2001(1) Change Net Sales $1,282.2 $1,189.3 7.8% Gross Margin 37.3% 35.0% 230 bps Operating Margin 17.0% 14.4% 260 bps EPS - Diluted $1.19 $0.89 33.7% Cash Flow from Operations $215.2 $156.9 37.2%

2002 Performance From Continuing Operations - GAAP Operations ($ millions) 2002 2001 Change Net Sales $1,282.2 $1,189.3 7.8% Gross Margin 37.5% 34.3% 320 bps Operating Margin 17.2% 13.7% 350 bps EPS - Diluted $1.22 $0.81 50.6% Cash Flow from Operations $215.2 $156.9 37.2%

2002 2002 2002 2001 2001 2001 Gross Margin Operating Margin EPS from Cont. Ops. Gross Margin Operating Margin EPS from Cont. Ops. As Reported, GAAP 37.5% 17.2% $1.22 34.3% 13.7% $0.81 Effect of Special Charges (Gains) (0.2) (0.2) (0.03) 0.7 0.7 0.08 Pro Forma 37.3% 17.0% $1.19 35.0% 14.4% $0.89 Reconciliation of GAAP Financial Measures with Pro Forma Non-GAAP Measures

Balance Sheet ($ millions) Balance Sheet Improvement December 2002 December 2001 Fav. (Unfav.) Cash $219.6 $28.3 $191.3 Total Debt 458.4 445.3 (13.1)* Net Debt $238.8 $417.0 $178.2 Working Capital Net of Cash $8.3 $20.2 $11.9 Equity $149.0 $81.9 $67.1 *Increase due to deferred gain from interest rate swap.

We expect the following: Balance Sheet Increase cash by approximately $100MM Maintain strong inventory and accounts receivable performance measures Cash Flow Cash flow from operations of approximately $160MM Capital expenditures - $45MM EPS Operating margins improve 75 - 100 basis points EPS from continuing operations - comfortable with guidance of $0.28 for the first quarter and a $1.31 for the year Financial Guidance 2003

Capital Allocation Strategies Acquisitions . . . 6 to 12 month review Share repurchase Dividend increase Debt reduction Incremental reinvestment in the base business

Acquisitions Strategic Criteria Nationally branded businesses $100+ MM in size Doesn't prohibit "add-ons," but focus will be strategic Domestic FDM distribution A business where management can apply the "Dial formula" Financial Criteria No earnings or margin dilution in the first full year EVA positive using a 10% WACC

Should no acquisitions meet our criteria - Share repurchase considered an attractive alternative Funded by excess cash, no debt financed purchases contemplated Share Repurchase